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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2013

UNIVERSAL HOSPITAL SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-20086 (Commission File Number)	41-0760940 (IRS Employer Identification No.)

6625 West 78th Street, Suite 300
Minneapolis, Minnesota 55439
(Address of Principal Executive Offices)
(Zip code)

952-893-3200
(Registrant's telephone number, including area code)
 Not Applicable
(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

        Universal Hospital Services, Inc., a Delaware corporation (the "Company") is disclosing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1. Certain of this information has not previously been made publicly available by the Company and may be deemed to be material. Pursuant to Regulation FD, the Company is furnishing such information attached hereto as Exhibit 99.1. This information supplements previously reported information.

        The information included under this Item, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        Some of the statements contained in this information are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, including, in particular, statements about the Company's plans, strategies, prospects and industry estimates. These statements identify prospective information and include words such as "anticipates," "intends," "plans," "seeks," "believes," "estimates," "expects," "should," "predicts," "hopes" and similar expressions. Forward-looking statements are based on the Company's current expectations and assumptions regarding the Company's business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Any forward-looking statement made by the Company herein speaks only as of the date hereof. Factors or events that could cause the Company's actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 8.01  Other Events.

Proposed Offering of Notes

        On February 7, 2013, the Company issued a press release announcing that it proposes to offer, subject to customary conditions, $220 million in aggregate principal amount of second lien senior secured notes due 2020 (the "New Notes") as "additional notes" under an indenture, dated as of August 7, 2012 among the Company, the guarantor party thereto and Wells Fargo Bank, National Association, as trustee. A press release describing the proposed offering of New Notes is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)
Exhibits

Exhibit No.	Description
99.1	Information Update.
99.2	Press release of the Company, dated February 7, 2013 relating to the proposed offering.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Hospital Services, Inc.
By:	/s/ REX T. CLEVENGER Rex T. Clevenger Executive Vice President and Chief Financial Officer

Date: February 7, 2013

 Exhibit Index

Exhibit No.	Description
99.1	Information Update.
99.2	Press release of the Company, dated February 7, 2013 relating to the proposed offering.

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SIGNATURES
Exhibit Index